UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 30, 2025

Date of Report (date of earliest event reported)

SHIFT4 PAYMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39313	84-3676340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3501 Corporate Pkwy

Center Valley, PA 18034

(Address of principal executive offices) (Zip Code)

(888) 276-2108

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	FOUR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events.

This Current Report on Form 8-K is being filed to provided additional information related to Global Blue Group Holding AG, a stock corporation incorporated under the laws of Switzerland (“Global Blue”), in connection with the previously announced transaction agreement, dated February 16, 2025 (the “Transaction Agreement”), between Shift4 Payments, Inc., a Delaware corporation (“Shift4”) and Global Blue.

Global Blue’s annual report on Form 20-F for the fiscal year ended March 31, 2024, including the audited consolidated statements of financial position of Global Blue and its subsidiaries as of March 31, 2024 and 2023, and the related audited consolidated income statements, consolidated statements of comprehensive income, consolidated statements of changes in equity and consolidated statements of cash flows for each of the three years in the period ended March 31, 2024, including the related notes and the report of the independent registered public accounting firm, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Global Blue’s report on Form 6-K, filed on February 26, 2025, including the unaudited condensed consolidated interim financial statements of Global Blue as of December 31, 2024 and for the three and nine months ended December 31, 2024 and 2023, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited pro forma condensed combined balance sheet of Shift4 and Global Blue as of March 31, 2025 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 and the three months ended March 31, 2025, and the notes related thereto (the “Unaudited Pro Forma Information”) are attached hereto as Exhibit 99.3 and incorporated herein by reference. The Unaudited Pro Forma Information included in this Form 8-K is presented for illustrative purposes only and is not necessarily indicative of what Shift4’s actual financial condition or results of operations would have been had the transactions contemplated by the Transaction Agreement been completed on the dates indicated.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Shift4 intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding Shift4’s expectations associated with the transactions pursuant to the Transaction Agreement, the Offer, the acquisition of Global Blue by Shift4 pursuant to the Transaction Agreement, and completion of, the benefits, synergies, efficiencies, and opportunities arising from, the anticipated costs of, and the timing of any of the foregoing. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause each of our actual results, performance or achievements, respectively, to be materially different from any futures results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to the substantial and increasingly intense competition worldwide in the financial services, payments and payment technology industries; each of our ability to continue to expand our respective share of the existing payment processing markets or expand into new markets; additional risks associated with each of our expansion into international operations, including compliance with and changes in foreign governmental policies, as well as exposure to foreign exchange rates; and each of our respective ability to integrate and interoperate each of our services and products with a variety of operating systems, software, devices, and web browsers, and the other important factors discussed under the caption “Risk Factors” in Part I, Item 1A in Shift4’s Annual Report on Form 10-K for the years ended December 31, 2023 and 2024, and our other filings with the SEC. Any such forward-looking statements represent management’s expectations as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, Shift4 disclaims any obligation to do so, even if subsequent events cause of our view to change.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers SA

99.1	Global Blue’s annual report on Form 20-F for the fiscal year ended March 31, 2024, including the audited consolidated financial statements of Global Blue Group Holding AG as of March 31, 2024 and 2023 and for each of the three years in the period ended March 31, 2024.

99.2	Global Blue’s report on Form 6-K, filed on February 26, 2025, including the unaudited condensed consolidated interim financial statements of Global Blue Group Holding AG as of December 31, 2024 and for the three and nine months ended December 31, 2024 and 2023.

99.3	Unaudited pro forma condensed combined balance sheet of Shift4 Payments, Inc. and Global Blue Group Holding AG as of March 31, 2025 and statement of operations for the year ended December 31, 2024 and the three months ended March 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2025

SHIFT4 PAYMENTS, INC.

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Secretary, General Counsel and Executive Vice President, Legal, Risk and Compliance